                                                                    EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ N. A. ARMSTRONG
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ V. G. BEGHINI
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ JEANETTE GRASSELLI BROWN
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ C. A. CORRY
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ ROBERT M. HERNANDEZ
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ CHARLES R. LEE
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ PAUL E. LEGO
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ JOHN F. MCGILLICUDDY
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ T. J. USHER
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ D. C. YEARLEY
                                                ------------------------------

                              POWER OF ATTORNEY
                              -----------------


       KNOW ALL MEN BY THESE PRESENTS:

        That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Gretchen R. Haggerty and Lewis B. Jones, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed with the Securities and Exchange Commission in connection with the sale of Steel Stock and Marathon Plan pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of September, 1993.


                                                /s/ LEWIS B. JONES
                                                ------------------------------